EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the
                                 ---------
17th day of December 2004, by and between NutraCea, a California corporation

("Employer") and Brad Edson ("Employee").
  --------                    --------

  WHEREAS, the officers, managers and/or directors of Employer are of the opinion that Employee has education, experience and/or expertise which is of value to Employer and its owners, and

  WHEREAS, Employer and Employee desire to enter into this Employment Agreement pursuant to which Employee shall be employed by Employer, to set forth the respective rights, duties and obligations of the parties hereto.

  NOW THEREFORE, In consideration of the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which the parties hereto acknowledge, Employer and Employee agree as follows:

     1.   EMPLOYMENT.  Employer  hereby  to  employ  Employee  and  Employee
          -----------
          hereby accepts such employment upon the terms and conditions hereinafter set forth.

     2.   TERM.  For  purposes  of  this  Agreement,  "Term"  shall  mean  the
          -----                                        ----
          original  term  (as defined in Section 2.1 below) and the renewal term
                                         -----------
          (as defined in Section 2.2 below), if applicable.
                         -----------

          2.1  ORIGINAL  TERM.  The  Term  of  this  Agreement shall commence on
               ---------------
               December 17, 2004 and expires on December 31, 2007, unless sooner terminated pursuant to the terms and provisions herein stated.

          2.2  RENEWAL  TERM.  This  Agreement  shall  automatically be extended
               --------------
               for two additional one (1) year renewal terms unless either party gives written notice to terminate this agreement at least one hundred eighty (180) days prior to the end of the preceding term.

     3.   COMPENSATION.  Employer  shall  pay  Employee  a base annual salary of
          -------------
          Fifty thousand Dollars ($50,000) for the first year of employment, payable $4,157 per month. In accordance with Employer's normal policies but in no event less often than semi-monthly (the "Salary"). Effective December 1, 2005, Employee's salary shall be increased to one hundred fifty thousand dollars ($150,000) for the second year of


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          employment  payable  $12,500  per  month.  Effective December 1, 2006,
          Employee's salary shall be increased to two hundred and fifty thousand dollars ($250,000), payable $20,833 per month for the third year of employment, and adjust upwards 10% annually thereafter.

          3.2  WARRANTS:  Employer  shall  issue  to  Employee  Warrant
               ---------
               Certificates to purchase 6,000,000 common shares of the Company at an exercise price of $0.30 per share. The certificates shall be valid for ten years from the date of issue. The Certificates shall vest to Employee upon this contract being executed by all parties. A copy of the Warrant Agreement is attached as Addendum C.

          3.3  STOCK  OPTION  PLAN/STOCK  PURCHASE  PLAN:  Employee  shall  be
               ------------------------------------------
               eligible to participate in Company's Stock Option Plan and Stock Purchase Plan during the term of employment.


     4.   EMPLOYEE BENEFITS.
          ------------------

          4.1  GENERAL  BENEFITS:  Employee  shall  be  entitled  to  receive or
               ------------------
               participate in all benefit plans and programs of Employer currently existing or hereafter made available to executives or senior management of Employer, including but not limited to, dental and medical insurance, including coverage for dependents of Employee, pension and profit sharing plans, 401 (k) plans, incentive savings plans, stock option plans, group life insurance, salary continuation plans, disability coverage and other fringe benefits.

          4.2  BUSINESS  EXPENSE:  Employee  shall  be  provided  with  American
               ------------------
               Express and/or Visa/Master Card credit cards issued in the name of Employer, for purposes of paying business expenses, including without limitation, economy travel for domestic travel within the United States, and business Class travel for travel outside the country, entertainment, lodging and similar activities. Additionally, Employee shall be entitled to receive proper reimbursement for all reasonable out-of-pocket expenses incurred directly by Employee in performing Employee's duties and obligations under this Agreement. Employer shall reimburse Employee for such expenses on a weekly basis, upon submission by Employee of appropriate receipts, vouchers or other documents in accordance with Employer's policy.

          4.3  AUTOMOBILE  EXPENSES:  Employer  shall  provide  Employee with an
               ---------------------
               automobile allowance in the amount of $600.00 per month.


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
          4.4  CELLULAR  TELEPHONE:  Employer  shall  reimburse  employee  for
               --------------------
               the use of his cellular telephone.

          4.5  ASSISTANCE:  Employer  shall  furnish  Employee  with  an office,
               -----------
               and personal assistant, together with a portable computer and office equipment and such other facilities and services as are deemed by the Board of Directors of Employer to be suitable for his position and adequate for the performance of his duties and obligations under this Agreement.

          4.6  VACATION:  Employee  shall  be  entitled  during each twelve (12)
               ---------
               month period during the Term of this Agreement to a vacation of four (4) weeks during which time Employee's compensation will be paid in full. Unused days of vacation will be compensated in accordance with Employer's policy as established by Employer from time to time. Employee may take the vacation periods at any time during the year as long as Employee schedules time off as to not create hardship on Employer. In addition, Employee shall have such other days off as shall be determined by Employer and shall be entitled to paid sick leave and paid holidays in accordance with Employer's policy.


     5.   DUTIES/SERVICE
          --------------

          5.1  POSITION:  Employee  is  employed  as  President  and  shall
               ---------
               perform  such  services  and duties as are defined in Addendum B,
                                                                     -----------
               Job Description, attached hereto, and as are normally associated with such position, subject to the direction, supervision and rules and regulations of Employer. The Employee will be made a member of the Board of Directors of the Company effective upon the contract being executed.

          5.2  PLACE  OF  EMPLOYMENT:  The  permanent  place  of  Employee's
               ----------------------
               employment and the performance of Employee's duties will be at a location in the Phoenix, Arizona Metropolitan area. Employee agrees to make himself available for travel from time to time to Employer's corporate headquarters in Sacramento.

          5.3  EXTENT  OF  SERVICES:  Employee  shall  at  all  times and to the
               ---------------------
               best of his ability perform his duties and obligations under this Agreement in a reasonable manner consistent with the interests of Employer. Employer shall not alter Employee's title, duties, obligations or responsibilities or transfer Employee outside of the Phoenix area


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               without  Employee's  prior  written  consent,  said consent to be at Employee's sole discretion.

               5.3.1 It is understood and agreed that Employee's employment is substantially fulltime and of a critical nature to the success of Employer. Employer acknowledges that Employee presently, or may in the future, serve on the Board of Directors of other companies and such action shall not be a breach of this section; provided, however, that such companies do not compete with
               --------  --------
               employer.

               5.3.2 Additionally, Employer recognizes that Employee has, or may have in the future, non-passive equity positions in other companies, which do not compete with Employer. Employer recognizes that such equity positions may occasionally require some attention from Employee during normal business hours. However, Employee agrees that if such time is considered excessive by the Board of Directors, Employee shall be so advised and noticed by Employer and Employee shall be required to make appropriate adjustments to ensure his duties and obligations under this Agreement are fulfilled.

     6.   TERMINATION.  The  Term  of  this  Agreement  shall  end  upon  its
          ------------
          expiration  pursuant to Section 2 hereof, provided that this Agreement
                                  ---------
          shall terminate prior to such date: (a) upon the Employee's resignation, death or permanent disability or incapacity; or (b) by Employer at any time for "Cause" (as defined in Section 6.4 below) or
                                     -----                 -----------
          without Cause.

          6.1  BY  RESIGNATION.  If  Employee  resigns  with  "Good  Reason" (as
               ----------------                                ------------
               defined below), this Agreement shall terminate but: (a) Employee shall receive the immediate payout of all salary through the end of the term of this agreement, but in no event less than an amount equal to the last twelve months of salary paid to Employee and  (b)  all of Employee's "Options" (as such term is defined in
                                            -------
               this  Agreement)  shall  be  deemed  vested. For purposes of this
               Agreement,  "Good  Reason"  shall  mean:  (i)  the  assignment to
                            ------------
               Employee of duties inconsistent with the position and nature of Employee's employment, the reduction of the duties of Employee which is inconsistent with the position and nature of Employee's employment, or the change of Employee's title indicating a change in the position and nature of Employee's employment; (ii) a reduction in compensation and benefits of Employee without Employee's written consent; (iii) the failure by Employer to obtain from any successor, an agreement to assume and perform this Agreement; or (iv) in the event that the current Chief Executive Officer of the Employer for any reason no longer holds such


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
               position, the failure of the Board of Directors of Employer to appoint Employee as Chief Executive Officer of Employer; or
               (v)  a  corporate  "Change  In  Control"  (as defined below). For
                                   -------------------
               purposes  of this Agreement, "Change In Control" shall mean (1) a
                                             -----------------
               merger  or  consolidation  (except  those detailed in Addendum A, section 2,) in which securities possessing more than fifty percent (50%) of the total combined voting power of Employer's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction in a transaction approved by the stockholders, or the sale, transfer, or other disposition of more than fifty percent (50%) of the total combined voting power of Employer's outstanding securities to a person or persons different from the persons holding those securities immediately prior to such transaction; or (2) the safe, transfer or other disposition of all or substantially all of the Employer's assets in complete liquidation or dissolution of Employer other than in connection with a transaction described in Section 6.1(1) above.
                                                           --------------
               If Employee resigns without Good Reason, Employee shall be entitled to receive Employee's Salary and Incentive Compensation only through the date of such resignation and Employee's Options shall be deemed vested only through the date of such resignation.

          6.2  BY  REASON  OF  INCAPACITY  OR  DISABILITY:  If  Employee becomes
               -------------------------------------------
               so incapacitated by reason of accident, illness, or other disability that Employee is unable to carry on substantially all of the normal duties and obligations of Employee under this Agreement for a continuous period of one-hundred-eighty (180) days (the "Incapacity Period"), this Agreement shall terminate
                            ------------------

               but: (a) Employee shall continue to receive, through the end of the fiscal year, Incentive Compensation in accordance with the terms and conditions of this agreement (b) Employee shall receive, during the Incapacity Period and for the six (6) month period thereafter (the "Extended Period"), Employee's Salary
                                          ----------------

               payable in periodic installments on Employer's regular paydays, at the rate then in effect, reduced only by the amount of any payment(s) received by Employee pursuant to any disability insurance policy proceeds; and (c) Employee's Options shall be deemed vested through the Extended Period. For purposes of the foregoing, Employee's permanent disability or incapacity shall be determined in accordance with Employer's disability insurance policy, if such a policy is then in effect, or if no such policy is then in effect, such permanent disability or incapacity shall be determined by Employer's Board of Directors in its good faith judgment based upon Employee's inability to perform normal and reasonable duties and obligations.


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
          6.3  BY  REASON  OF  DEATH:  If  Employee dies during the Term of this
               ----------------------
               Agreement, Employer shall: (a) pay to the estate of Employee, through the end of the fiscal year, Employee's Incentive Compensation in accordance with the terms and conditions of of this agreement, (b) pay to the estate of Employee, for a period of six (6) months beginning on the date of death (the "Extended
                                                                        --------
               Period"),  Employee's  Salary payable in periodic installments on
               ------
               Employer's regular paydays, at the rate then in effect; and (c) Employee's Options shall be deemed vested through the date of the Extended Period. Other death benefits will be determined in accordance with the terms of Employer's benefit plans and programs.

          6.4  FOR  CAUSE.  If  the  Term  of  this  Agreement  is terminated by
               -----------
               Employer for Cause: (a) Employee shall be entitled to receive Employee's Salary and Incentive Compensation only through the date of termination; and (b) Any additionally issued Employee's Options shall be deemed vested only through the date of such termination for Cause. However, if a dispute arises between Employer and Employee that is not resolved within sixty (60) days and neither party initiates arbitration proceedings pursuant to
               Section 11.8. For purposes of this Agreement, "Cause" shall mean:
               ------------                                   -----
               (i) the conviction by Employee of: a felony, a crime involving moral turpitude causing material harm to Employer's standing and reputation, a fraud against the Company.

          6.5  WITHOUT  CAUSE.  If,  during  the  Term  of  this  Agreement,
               ---------------
               Employer terminates the Employee's employment without Cause: (a) Employee shall be entitled to receive, through the end of the Term of this Agreement, Incentive Compensation in accordance with the terms and conditions of this agreement, (b) An immediate acceleration of all remaining base salary owed to Employee through the end of the contract; but in no case an amount less than the previous 12 month's of salary paid to Employee, and (c) all of Employee's Options shall be deemed vested.

          6.6  EFFECT  OF  TERMINATION  ON  UNUSED  VACATION  TIME:  Upon  the
               ----------------------------------------------------
               termination of this Agreement for any reason whatsoever, Employee shall also have the right to receive any accrued but unused vacation time, and any benefits vested under the terms of any applicable benefit plans.

          6.7  AUTHORITY TO TERMINATE:
               -----------------------


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
               Termination of Employee by Employer, pursuant to the terms hereof, shall only occur by decision of the Board of Directors at a duly noticed and convened meeting of the Board of Directors of Employer.

     7.   NON-DISCLOSURE  AND  INVENTION  AND  COPYRIGHT  ASSIGNMENT  AGREEMENT.
          ----------------------------------------------------------------------
          Employee's employment is subject to the requirement that Employee sign, observe and agree to be bound, both during and after Employee's employment by the provisions of Employer's Non-Disclosure and Invention and Copyright Assignment Agreement. Employee further agrees to execute, deliver and perform, during the Term of Employee's employment with Employer and thereafter, any other reasonable confidentiality and non-disclosure agreements concerning Employer and any of its affiliates and its business and products, which Employer promulgates for other key employees and executives.

     8.   RETURN  OF  EMPLOYER  PROPERTY:  Employee  agrees  that  upon  any
          -------------------------------
          termination of his employment, Employee shall return to Employer within a reasonable time not to exceed two (2) weeks, any of Employer's property in his possession or under his control.



     9.   RELATIONSHIP  OF  PARTIES:  The  parties  intend  that  this Agreement
          --------------------------
          create an employee-employer relationship between the parties.


     10.  NOTICES:  All  notices,  required  and  demands  and  other
          --------
          communications hereunder must be in writing and shall be deemed to have been duly given when personally delivered or when placed in the United States Mail and forwarded by Registered or Certified Mail,
          Return Receipt Requested, postage prepaid, or when forwarded via reputable overnight carrier, addressed to the party to whom such notices is being given at the following address:

          AS TO EMPLOYER:
                              Attn: Chairman of the Board
                              1261 Hawks Flight Court,
                              El Dorado Hills, CA

          AS TO EMPLOYEE:
                              Brad Edson
                              5080 N. 40th Street, Suite 106
                              Phoenix, Arizona, 85018


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
          ADDRESS CHANGE: Any party may change the address(es) at which notices to it or him, as the case may be, are to be sent by giving the notice of such change to the other parties in accordance with this
          Section 10.
          -----------


     11.
Indemnification, The company shall maintain D&O liability coverage pursuant to which Employee shall be a covered insured. Employee shall receive indemnification in accordance with the Company's Bylaws in effect as of the date of this Agreement. Such indemnification shall be contractual in nature and shall remain in effect notwithstanding any future change to the Company's Bylaws.

To the extent not otherwise limited by the Company's Bylaws in effect as of the date of this Agreement, in the event that Employee is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding (including those brought by or in the right of the Company) whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he is or was an officer, employee or agent of or is or was serving the Company or any subsidiary or the Company, or is or was serving at the request of the Company or another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, Employee shall be indemnified and held harmless by the Company to the fullest extent authorized by law against all expenses, liabilities and losses) including attorneys fee, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by Employee in connection therewith. Such right shall be a contract right and shall include the right to be paid by the Company expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by Employee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by Employee while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding will be made only upon delivery to the Company of an undertaking, by or on behalf of the Employee, to repay all amounts to Company so advanced if it should be determined ultimately that Employee is not entitled to be indemnified under this section or otherwise. However, under no circumstance shall Employee not be entitled to indemnification for any action prior to Employee's position with the Company.

Promptly after receipt by Employee if notice of the commencement of any action, suit or proceeding for which Employee may be entitled to be indemnified, Employee shall notify the Company in writing of the commencement thereof (but the failure to notify the Company shall not relieve it from any liability which it may have under Section 11 unless and to the extent that it has been prejudiced in a material respect by such failure or from the forfeiture of substantial rights and defenses). If any such action, suit or proceeding is brought against Employee and he notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and, to the extent it may elect by written notice delivered to Employee promptly after receiving the aforesaid notice from Employee, to assume the defense thereof with counsel reasonably satisfactory to Employee, which may be the same counsel as counsel to the Company. Notwithstanding


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
the foregoing, Employee shall have the right to employ his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Employee unless (i) the employment of such counsel shall have been authorized in writing by the Company, (ii) the Company shall not have employed counsel reasonably satisfactory to Employee to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) Employee shall have reasonably concluded, after consultation with counsel to Employee, that a conflict of interest exists which makes representation by counsel chosen by the Company not advisable (in which case the Company shall not have the right to direct the defense of such action on behalf of Employee), in any of which events such fees and expenses of one additional counsel shall be borne by the Company. Anything in the Section 11 to the contrary notwithstanding, the Company shall not be liable for any settlement of any claim or action effected without its written consent.

     12.  MISCELLANEOUS:
          --------------

          12.1 ENTIRE  AGREEMENT.  This  Agreement  and  the  Addendums  hereto
               ------------------
               contain the entire agreement of the parties. This Agreement may not be altered, amended or modified except in writing duly executed by the parties.

          12.2 ASSIGNMENT.  Neither  party,  without  the  written  consent  of
               -----------
               the other party, can assign this Agreement.

          12.3 BINDING.  This  Agreement  shall  be  binding  upon  and inure to
               --------
               the benefit of the parties, their personal representative, successors and assigns.

          12.4 NO  WAIVER.  The  waiver  of  the  breach  of  any  covenant  or
               -----------
               condition herein shall in no way operate as a continuing or permanent waiver of the same or similar covenant or condition.

          12.5 SEVERABILITY.  If  any  provision  of  this  Agreement is held to
               -------------
               be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. The parties hereto agree to replace any invalid provision with at valid provision which most closely approximates the intent of the invalid provision.

          12.6 INTERPRETATION.  This  Agreement  shall  not  be  construed  more
               ---------------
               strongly against any party hereto regardless of which party may have been more responsible for the preparation of Agreement.

          12.7 GOVERNING  LAW  This  Agreement  shall  be  governed  by  and
               --------------
               construed under the (laws of the State of California, without reference to the choice of law principles thereof.


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
          12.8 ARBITRATION.
               ------------

               12.8.1 Any controversy, dispute or claim of whatever nature in any way arising out of or relating to Employee's employment with Employer, including, without limitation (except as expressly excluded below in Section 11.8.2)
                                                                 --------------
                         any claims or disputes by Employee against Employer, or by Employer against Employee, concerning, arising out of or relating to the separation of that employment; any other adverse personnel action by Employer; any federal, state or local law, statute or regulation prohibiting employment discrimination or harassment; any public policy; any Employer disciplinary action; any Employer decision regarding a Employer policy or practice, including but not limited to Employee's compensation or other benefits; and any other claim for personal, emotional, physical or economic injury (individually or collectively, "Covered Claims") shall be resolved, at the request of any party to this Agreement, by final and binding arbitration in, California before Judicial Arbitration Mediation Services ("JAMS") in accordance with JAMS' then-current
                                    ----
                         policies and procedures for arbitration of employment disputes.

               12.8.2    The only claims or disputes excluded from binding

                         arbitration under this Agreement are the following; any claim by Employee for workers' compensation benefits or for benefits under a Employer plan that provides its own arbitration procedure; and any claim by either party for equitable relief, including but not limited to, a temporary restraining order, preliminary injunction or permanent injunction against the other party.

               12.8.3 This agreement to submit all Covered Claims to binding arbitration in no way alters the exclusivity of Employee's remedy under Section 6.5 in the event of any
                                                 -----------
                         termination without Cause or the exclusivity of Employee's remedy under Section 6.4 in the event of any
                                                 -----------
                         termination with Cause, and does not require Employer to provide Employee with any type of progressive discipline.

          12.9 LEGAL  FEES.  In  the  event  of  a  dispute between Employee and
               ------------
               Employer which results in legal action, the legal fees for both parties shall be assumed and paid by Employer.


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
          12.9 TITLES.  Titles  to  the  sections  of  this Agreement are solely
               -------
               for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement



         12.10 COUNTERPARTS. This  Agreement  may  be  executed  in
               -------------

               counterparts, each of which shall be deemed an original but together which shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


Employer:                                           NutraCea,
                                                    a California corporation


                                                    By: /s/ Patricia McPeak
                                                       ------------------------
                                                          (Signature)

                                                       ------------------------
                                                          (Type/Print name)


                                                        CHIEF EXECUTIVE OFFICER
                                                       ------------------------
                                                          (Office held)

Employee:                                           By: /s/ Brad Edson
                                                       ------------------------

                                                        Brad Edson
                                                       ------------------------
                                                          (Type/Print name)

                                   ADDENDUM A
                                  -----------
                      EMPLOYEE INCENTIVE COMPENSATION PLAN


This  Employee  Incentive  Compensation  Agreement (this "Agreement") is entered
                                                          ---------
into this 17th day of December, 2004, by and between NutraCea, a California corporation (the "Employer"), and Brad Edson ("Employee"), as follows:
                  --------                     --------

WHEREAS, It is in the best interest of Employer and Employee to enter into a contracting arrangement to cover annual Employee Incentive bonuses, and

WHEREAS, both parties to this Agreement desire to memorialize various aspects of their relationship:

NOW, THEREFORE, the parties hereby agree as follows:


1.   ADDENDUM.  This  Agreement  is  in  an  addendum to that certain Employment
     ---------
     Agreement effective of even date herewith.

2.   TRANSACTION  SUCCESS  FOR:  If  a  combination  occurs  between  the  RiceX
     --------------------------
     Corporation and NutraCea, (including but not limited to a merger, acquisition, asset purchases) concurrent with the closing of that transaction a cash fee equal to 2.25% of the value placed on the RiceX Corporation, as determined by the total amount of compensation paid for the company by NutraCea, shall be paid to Brad Edson as a success bonus.

3.   EMPLOYEE  INCENTIVE  BONUSES:  Employee  Incentive  Bonuses  granted
     -----------------------------
     pursuant to this Agreement shall be paid annually, within ten (10) days of the completion of the annual independent audit of Employer. Such Bonuses shall be one percent (1) percent of Employer's "Gross Sales over
                                                             ------------------
     $25,000,000."  However,  in  no  event  shall such bonus be paid unless the
     ------------
     company reports a positive EBITDA for the period. For the purposes of this section, no non-cash charges will be included in the calculation of EBITDA. The bonus amount in section 3, will be limited to a maximum of $750,00 in any calendar year.

5.   TERMINATION:  Termination  of  employment  with  Employer,  whether
     ------------
     voluntary or involuntary, shall not affect any bonus earned but not paid. If employment is terminated, a proportionate share of any bonus earned shall be paid to Employee on the next regular bonus payment date.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


Employer:                               NutraCea Corporation,
                                        a California corporation


                                        By: /s/ Patricia McPeak
                                           -------------------------------------
                                               (Signature)

                                        ----------------------------------------
                                               (Type/Print name)


                                          Chairman and CHIEF EXECUTIVE OFFICER
                                        ----------------------------------------
                                               (Office held)

Employee:                               By: /s/ Brad Edson
                                          --------------------------------------

                                          Brad Edson
                                        ----------------------------------------
                                               (Type/Print name)

                                   ADDENDUM B
                                   ----------

                         JOB DESCRIPTION FOR BRAD EDSON



JOB TITLE:       President
Other Title:     Member of the Board of Directors
DEPARTMENT:      Executive
REPORTS TO:      Board of Directors

SUMMARY
The President has primary responsibility for planning, organizing, staffing, and operating the Corporation ("NutraCea") toward its primary objectives, based on profit and return on capital, and is accountable only to the Board of Directors for the results of performance of all employees.

The President's written approval is required for all corporate legal and fiduciary activities.

The President establishes and communicates the management style, corporate culture, business philosophy and ethical values by which the Company will operate.

The President manages and directs all employees except for the CEO by performing the following duties personally or through subordinate managers.

ESSENTIAL DUTIES AND RESPONSIBILITIES include the following. Other duties may be assigned

Plans the overall business strategy and goals of the Company that will assure a defined rate of return on stockholder investment and establishes objectives for each function to meet those goals, with the cooperation of the Board of Directors.

Plans, coordinates, and controls the daily operation of the Company through its managers.

Establishes current and long range goals, objectives, plans and policies.

Determines the appropriate organization structure and staffing responsibilities required to meet the Company's objectives. Dispenses advice, guidance, direction, and authorization to carry out major plans, standards and procedures, consistent with established policies.

Oversees the adequacy and soundness of the company's financial structure.

Reviews operating results of the Company, compares them to established objectives, and takes steps to ensure that appropriate measures are taken to correct unsatisfactory results.
Plans and directs all investigations and negotiations pertaining to mergers, joint ventures, the acquisition of businesses, or the sale of major assets.

Fulfills responsibility to the Board of Directors to inform or seek approval for significant matters such as financing, , and appointment of officers.

Ensures that Company business transactions are conducted in accordance with prevailing legal and regulatory requirements.

Reviews and determines approval of all recommendations for compensation of officers, managers and employees.

Presides over stockholders meetings.



Responsible for overseeing and evaluating performance of executives for compliance with established policies and objectives of firm and contributions in attaining objectives.

                                   ADDENDUM C


THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES USABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                       NUTRACEA, a California corporation

                   Warrant for the Purchases of Common Stock,
                           par value $0.001 per Share


No. WC-[__]
Issuance Date:  December 17, 2004                               6,000,000 Shares

          THIS CERTIFIES that, for values received, Brad Edson (the "Holder") is entitled to subscribe for and purchase from NutraCea, a California corporation (the "Company"), upon the terms and conditions set forth herein, 6,000,000 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $0.30 per share (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The number of Warrant Shares may be adjusted from time to time as hereinafter set forth.


     1.   EXERCISE PERIOD. This Warrant may be exercise at any time or from time
          ----------------
to time during the period commencing on the Issuance Date and ending at 5:00 P.M. Central time on December 16, 2014 (the "Exercise Period").

     2.   PROCEDURE FOR EXERCISE EFFECT OF EXERCISE
          -----------------------------------------

          (a) CASH PURCHASE. This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached to this Warrant) specifying the number of Warrant Shares to be purchased, (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire, transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check.

          (b) Cashless Exercise. This Warrant may also be exercised by the
              ------------------
Holder  through  a  cashless  exercise,  as described in this Section 2(b). This
Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of Warrant Shares to be delivered upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

           X = Y(A-B)
               ------
                 A

Where:

          X = the number of shares of Common Stock to be issued to Holder under this Section 2(b);
          Y = the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;
          A = the Current Market Price on such date; and B = the Exercise Price

For  purposes of this Section 2(b) and Section 6, the "Current Market Price" per
                                                       --------------------
share of Common Stock on any date shall mean the average closing price of the last three trading days with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the average closing price of such security on the three (3) consecutive trading days immediately preceding such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security, is not quoted by any such organization, the three day average closing price of such security as of the three (3) consecutive trading days immediately preceding such date furnished by a New York Stock Exchange member firm selected by the Company, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Board of Directors in good faith.

The Company acknowledges and agrees that this Warrant was issued on the Issuance Date. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), be "tacked"
                                                   --------------
to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

          Notwithstanding the foregoing, except in connection with a transaction described in the proviso in the first sentence of this Section 2(b), the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date.

          (c)  Effect  of  Exercise. Upon receipt by the Company of this Warrant
               ---------------------
and a notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within seven (7) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver within seven (7) business days a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

     3.   Registration of Warrants; Transfer of Warrants. Any Warrants issued
          -----------------------------------------------
upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

     4.   Restrictions  on  Transfer.  (a)  The  Holder,  as  of  the  date  of
          ---------------------------
issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares.

Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. The Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of on opinion of the Holder's counsel or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act; provided, however, that the Holder may freely transfer this Warrant or such Warrant Shares (without delivery to the Company of an opinion of Counsel) (i) to one of its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and maintained for its employees or for the employees of any affiliate, (iii) from a. nominee to any of the aforementioned persons as beneficial owner of this Warrant or such Warrant Shares, or (iv) to a qualified institutional buyer, or accredited investor, so long as such transfer is effected in compliance with Rule 144A under the Securities Act; provided, in each case, that such transferee agrees to be bound by the transfer restrictions set forth herein.

          Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

          (c) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

          5.   Reservation  of  Shares.  The  Company  shall at all times during
               ------------------------
the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

     6.   Adjustments. The number of shares of Common Stock issuable upon
          ------------
exercise of the Warrants shall be adjusted from time to time as follows:

          (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stuck into a greater number of shares. (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the number of shares issuable upon exercise of this Warrant shall be adjusted so that the Holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

               (ii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6{a) shall be made to the nearest cent or nearest 1/100th of a share.

               (iii) In the event that, at any time as a result of an adjustment made pursuant to Sections 6(a)(i) and 6(a)(ii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company Other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a)(i) and 6(a)(ii) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

          (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange which does not result in the cashless exercise or cancellation of this Warrant pursuant to
Section 2(b), pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 6(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing, or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this
Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.



          (c)  If:

               (i) the Company shall take any action which would require an adjustment pursuant to Section 6(a); or

               (ii) the  Company  shall  authorize  the  granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

              (iii) there  shall  be  any  reclassification  or  change  of the
                    Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

               (iv) there  shall  be  a  voluntary  or  involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder's address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this
Section  6(c).

          (d) Whenever an adjustment is made as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of such adjustment to be mailed to each Holder.

          (e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(g).



          (f) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

          (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

          (h) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holder, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action.

     7.   Transfer  Taxes.  The  issuance  of  any  shares  or  other securities
          ---------------
upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     8.   Loss  or  Mutilation of Warrant. Upon receipt of evidence satisfactory
          --------------------------------
to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     9.   No  Rights  as  a  Stockholder.  The  Holder  of any Warrant shall not
          -------------------------------
have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

     10.  Governing Law. This Warrant shall be construed in accordance with
          --------------
the laws of the State of Arizona applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

     11.  Beneficial  Ownership.  The  Company  shall  not  effect  the exercise
          ----------------------
of this Warrant by any Holder, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 10% of the shares of the Common Stock outstanding immediately after giving effect to such exercise, for purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon, exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (a) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this
Section 11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Form 1O-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within two business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 10% limitation calculation.

Dated: December [_], 2004



                                                  NUTRACEA,
                                                  a California Corporation


                                                  By: /s/ Patricia McPeak
                                                     ---------------------------
                                                      Signature
                                                      President



                          [Signature Page to Warrant]

                               FORM OF ASSIGNMENT



(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED,                                           hereby sells,
                        -------------------------------------------
assigns, and transfers unto           a Warrant to purchase            shares of
                           -----------                     ------------
Common  Stock,  par  value  $[0.001]  per  share,  of NUTRACEA. (the "Company"), together with all right, title, and interest therein, and docs hereby irrevocably constitute and appoint
                                  ----------------------------------------------
attorney to transfer such Warrant on the books of the Company, with full power of substitution.


                                         Dated:
                                               ---------------------------

                                         By:
                                            ------------------------------
                                            Signature

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:     NutraCea.
        ---------
        1261 Hawks' Flight Court
        ------------------------
        El Dorado Hills, CA 95762
        -------------------------
        Attention: Chief Executive Officer



                               NOTICE OF EXERCISE



The undersigned hereby exercises his or its rights to purchase           Warrant
                                                              -----------
Shares  covered by the within Warrant and tenders payment herewith in the amount
of $        by [tendering cash or delivering a certified check or bank cashier's
    --------
check,  payable  to  the order of the Company] [surrendering    shares of Common
                                                            ----
Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

                         -------------------------------

                         -------------------------------

                         -------------------------------


                  (Print Name, Address and Social Security or
                           Tax Identification Number)


and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


                                          Dated:
                                                ------------------------

                                          By:
                                             ---------------------------
                                             Print Name


                                          ------------------------------
                                          Signature

Address:

------------------------------------

------------------------------------

------------------------------------